                                  AIM GLOBAL
                                UTILITIES FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                DECEMBER 31, 1996

                                  AIM GLOBAL
                                UTILITIES FUND

                                For shareholders

                         who seek high current income

                            and capital appreciation

                              through a portfolio

                                  primarily of

                          common and preferred stocks

                          of public utility companies.





ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o In 1996, the Fund paid distributions of $0.56 and $0.452 for Class A and Class B shares, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Dow Jones Average of 15 Utilities is a weighted average of the performance of 15 large publicly traded utility stocks.
o The Lipper Utility Funds Index is an average of the 30 largest utility funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

              MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
                         ANY BANK OR ANY AFFILIATE; AND
                   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
                  POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter


                    Dear Fellow Shareholder:

                    Financial markets produced another noteworthy year in 1996.
                    Stocks surged again to enthusiastic levels, but the advance
    [PHOTO OF       was marked by dramatic volatility and   confined mainly to
    Charles T.      the performance of a select few large-company stocks.
      Bauer,        Still, most investors in stock funds were rewarded with
   Chairman of      double-digit returns for the   year. Bonds had a difficult
   the board of     time until encouraging economic reports triggered a fall
    THE FUND,       rally that helped restore prices and bring yields back down
  APPEARS HERE]     to near 1995 levels.
                       As we begin 1997, the parallels to last year are
                    striking. The economy is growing at a moderate rate, corporate earnings remain healthy, and inflation is modest.
                    Such an environment is ideal for financial investments.
                       Still, many suggest, as we do, that 1997 will be marked
                    by continued uncertainty and short-term volatility. And as the market's performance continues to exceed historical averages, some advise that a correction is overdue.
   We believe the best way to achieve your investment goals in uncertain markets is to follow a few basic strategies. First, you should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time the market"--move money in and out of the market based on some gauge of future market performance--tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.
   Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
   Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected.
   Your financial consultant can help you create and follow a regular investment plan--investing a certain amount of money at regular intervals--that can help you stay on track regardless of day-to-day market activity.
   In 1997, and in the years ahead, we at AIM plan to meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive performance when measured against benchmark indexes and peer group performance.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                         ----------------------------

                          In rapidly changing markets,

                                    you need

                           an investment professional

                                  on your side

                                who can explain

                               what is happening

                             and how your portfolio

                                may be affected.

                          ----------------------------

THE MANAGER'S OVERVIEW

FOREIGN UTILITIES FUEL STRONG RETURNS IN 1996

A roundtable discussion with the Fund management team for AIM Global Utilities Fund for the fiscal year ended December 31, 1996.
-------------------------------------------------------------------------------

Q.  HOW DID AIM GLOBAL UTILITIES FUND PERFORM DURING THE FISCAL YEAR?

A. The Fund's total return was 13.88% for Class A shares and 12.98% for Class B shares. Both outperformed the Lipper Utility Funds Index total return of 9.26%. The Fund continued to earn sufficient income to pay its regular dividend, and, in fact, paid out an extra dividend in December of $0.08 per Class A and Class B shares.

Q. THIS FUND HAS OUTPERFORMED THE LIPPER UTILITY FUNDS INDEX IN EACH OF THE LAST TWO YEARS. WHY?

A. The Fund's global allocations had a lot to do with it. We slowly tested the foreign utility waters in 1995, and we increased our foreign holdings in 1996.
       Domestic electric utilities did not do well in 1996; however, foreign electric utilities were attractive last year and performed nicely. Our increased foreign utility holdings really fueled quite a bit of our return last year and helped to account for the Fund's attractive performance compared to the Lipper Utility Funds Index.

Q.  WHAT PERCENTAGE OF THE FUND'S HOLDINGS ARE NOW OVERSEAS?

A. The Fund finished the fiscal year with 32% of its holdings in the foreign sector. We expect that figure to continue to rise as we identify more foreign utilities with attractive earnings. The foreign sector of utilities appears to offer greater opportunities for growth than is currently available with domestic utilities.

Q. HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS DURING THE FISCAL YEAR? WERE THERE ANY TRENDS THAT INFLUENCED THE MARKET?

A. The domestic economy was characterized by moderate growth, low inflation and interest rates that were flat in the first half of the year and slightly lower later in the year. However, overriding concerns about reports of unexpected strength in the economy and the possibility of rising interest rates caused considerable volatility in the financial markets for much of the year, and that affected utility stocks as well.
       On the positive side, there were many mergers in the utility market: electric to electric, electric to gas, gas to electric and domestic to foreign. On the global front, we are seeing more privatization of government-owned electric, gas and telephone utilities. Natural events also were a factor--the harsh winter in 1996 helped to increase natural gas prices.

Q.  DID THE FUND TAKE ADVANTAGE OF THOSE RISING GAS PRICES?

A. Yes. As gas prices rose, we increased our holdings in natural gas companies to just over 11% of the portfolio, including such market leaders as El Paso Natural Gas Co., The Williams Companies, Inc., Sonat Inc., and Enron Corp. Natural gas companies saw their earnings increase by 20% in 1996.

PORTFOLIO COMPOSITION

As of 12/31/96

===============================================================================
   TOP 10 HOLDINGS                                TOP 10 COUNTRIES
===============================================================================

    1. Enron Corp.                                1. United States
    2. Cincinnati Bell, Inc.                      2. United Kingdom
    3. El Paso Natural Gas Co.                    3. Canada
    4. Pinnacle West Capital Corp.                4. Spain
    5. Williams Companies, Inc. (The)             5. Germany
    6. Ameritech Corp.                            6. Italy
    7. FPL Group, Inc.                            7. Brazil
    8. Allegheny Power System, Inc.               8. Argentina
    9. Sonat, Inc.                                9. Japan
   10. Southern Co.                              10. Austria

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================

===============================================================================
FUND HAS STRONG YEAR

1-year total returns as of 12/31/96
-------------------------------------------------------------------------------

AIM Fund Class A Shares    13.88%

AIM Fund Class B Shares    12.98%

Lipper Utility Funds Index 9.26%
===============================================================================

          See important Fund & index disclosures inside front cover.

Q.  WHAT OTHER UTILITY SECTORS WERE STRONG PERFORMERS?

A. The telecommunications industry had another outstanding year. There is such a tremendous amount of change occurring in telecommunications right now because of increasing technology: wireless communications, modems, the Internet, just to name a few. There are new companies coming into the marketplace, and older companies are doing more things to take advantage of this exploding industry. We thought telecommunications would be a good sector for us, and that sector's returns were better than we expected.

Q.  HOW DID YOU MANAGE YOUR HOLDINGS WITHIN THE TELECOMMUNICATIONS SECTOR?

A. We reduced our holdings in the regional Bells and long distance companies and increased our holdings in companies that are more on the cutting edge of the new telecommunications technology. One such company is Lucent Technologies Inc., a new offering which once was AT&T's technological laboratory.


Q.  THE UTILITY SECTOR SEEMS TO BE UNDERGOING A LOT OF CHANGE.

A. Change is the prevalent factor in the utilities sector. We saw it first with deregulation in the natural gas and telecommunication industries, and we could see it with deregulation of the U.S. electric utilities industry as we approach the end of the century. There are more mergers and acquisitions than ever before. The foreign utilities sector seems poised to provide real growth opportunities not available just a few years ago.
       The utilities industry is rapidly changing, and we believe that will provide the Fund with outstanding growth opportunities in the future while keeping the Fund's volatility low--utility stocks tend to be less volatile than other sectors of the market.

Q. INTEREST RATES ALWAYS ARE A CONCERN WHEN IT COMES TO UTILITIES. HOW INTEREST-RATE SENSITIVE IS THE PORTFOLIO?

A. If interest rates were to rise, then the higher-yielding domestic utilities might suffer. However, given the increase in foreign holdings, the Fund is less sensitive to changes in the U.S. interest-rate environment. Interest rates don't necessarily move in tandem around the world, so a change in interest rates in the U.S. may have a different effect, or no effect at all, in the interest rates of other countries. By reducing our exposure to the U.S., we have better diversified the portfolio.

Q.  WHAT IS YOUR MARKET OUTLOOK FOR UTILITIES IN THE NEAR FUTURE?

A. The utilities industry is in the midst of a rapidly changing environment. That's exciting. We anticipate continuing breakthroughs in telecommunications, and the prospects in the foreign utilities markets are enticing. Both of those areas offer the Fund the best chances of real growth, while domestic electric utilities continue to offer attractive dividends.
       Given the global outlook for stable interest rates and healthy, moderate growth in most areas in which the Fund invests, the market conditions seem favorable for utility companies and the Fund in 1997.

AIM GLOBAL UTILITIES FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 1/18/88 to 12/31/96.
   It is important to understand differences between your Fund and these indexes. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures performance of a hypothetical portfolio, in this case the Standard & Poor's 500 and the Dow Jones Average of 15 Utilities. Keep in mind that the S&P 500 is a broad equities market index that does not include many utility stocks. As of December 31, 1996, only 9.66% of the S&P 500 consisted of utility stocks.
   Unlike your Fund, the indexes are not managed,incurring no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

===============================================================================
GROWTH OF A $10,000 INVESTMENT

As of 12/31/96
-------------------------------------------------------------------------------

      AIM Global Utilities Fund,                           Dow Jones Average
                Class A            S&P 500 Stock Index       of 15 Utilities
                                 (In thousands)
-------------------------------------------------------------------------------
1/19/88         $9,453                 $10,000                 $10,000
12/88           11,030                  11,545                  10,655
12/89           15,013                  15,192                  14,419
12/90           14,566                  14,719                  13,767
12/91           18,011                  19,184                  15,845
12/92           19,438                  20,643                  16,481
12/93           21,832                  22,715                  18,062
12/94           19,307                  23,023                  15,338
12/95           24,728                  31,644                  20,273
12/96           28,159                  38,891                  22,114
===============================================================================

Past performance cannot guarantee comparable future results.

===============================================================================
AVERAGE ANNUAL TOTAL RETURN
As of 12/31/96, including sales charges
-------------------------------------------------------------------------------
CLASS A
shares Inception (1/18/88) 12.26%*
  5 Years                   8.12
  1 Year                    7.61

*12.97% excluding sales charge

CLASS B SHARES
Inception (9/1/93)          4.61%**
  1 Year                    7.98


**5.42% excluding CDSC
===============================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.

          See important Fund & index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1996

                                                     MARKET
                                        SHARES       VALUE

DOMESTIC COMMON STOCKS-51.90%

ADVERTISING/BROADCASTING-0.33%

Univision Communications, Inc.(a)         21,800  $    806,600
--------------------------------------------------------------
COMPUTER MAINFRAMES-0.21%

ViaSat, Inc.(a)                           57,000       513,000
--------------------------------------------------------------

COMPUTER NETWORKING-0.88%

Ascend Communications, Inc.(a)            34,600     2,149,525
--------------------------------------------------------------

COMPUTER PERIPHERALS-0.25%

U.S. Robotics Corp.(a)                     8,500       612,000
--------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES-0.40%

Puma Technology, Inc.(a)                  34,700       598,575
--------------------------------------------------------------
White Pine Software, Inc.(a)              50,000       362,500
--------------------------------------------------------------
                                                       961,075
--------------------------------------------------------------

ELECTRIC POWER-18.36%

AES Corp.(a)                              17,500       813,750
--------------------------------------------------------------
Allegheny Power System, Inc.             141,500     4,298,063
--------------------------------------------------------------
Carolina Power & Light Co.                70,000     2,555,000
--------------------------------------------------------------
Destec Energy, Inc.(a)                    50,000       781,250
--------------------------------------------------------------
DQE, Inc.                                110,000     3,190,000
--------------------------------------------------------------
Edison International                      67,000     1,331,625
--------------------------------------------------------------
FPL Group, Inc.                           94,700     4,356,200
--------------------------------------------------------------
GPU, Inc.                                107,500     3,614,687
--------------------------------------------------------------
Houston Industries, Inc.                  94,400     2,135,800
--------------------------------------------------------------
Illinova Corp.                            95,500     2,626,250
--------------------------------------------------------------
NIPSCO Industries, Inc.                  100,000     3,962,500
--------------------------------------------------------------
Pinnacle West Capital Corp.              200,000     6,350,000
--------------------------------------------------------------
Sierra Pacific Resources                  45,500     1,308,125
--------------------------------------------------------------
Southern Co.                             185,000     4,185,625
--------------------------------------------------------------
Texas Utilities Co.                       78,300     3,190,725
--------------------------------------------------------------
                                                    44,699,600
--------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-1.62%

Calenergy, Inc.(a)                        48,888     1,643,859
--------------------------------------------------------------
Teco Energy, Inc.                         95,000     2,291,875
--------------------------------------------------------------
                                                     3,935,734
--------------------------------------------------------------

GAS DISTRIBUTION-1.55%

KN Energy, Inc.                           31,600     1,240,300
--------------------------------------------------------------
Public Service Co. of Colorado            65,200     2,534,650
--------------------------------------------------------------
                                                     3,774,950
--------------------------------------------------------------

NATURAL GAS PIPELINE-10.82%

Columbia Gas System, Inc.                 30,700     1,953,287
--------------------------------------------------------------
El Paso Natural Gas Co.                  139,500     7,044,750
--------------------------------------------------------------
Enron Corp.                               94,500     4,075,312
--------------------------------------------------------------
PanEnergy Corp.                           76,200     3,429,000
--------------------------------------------------------------
Sonat, Inc.                               82,300     4,238,450
--------------------------------------------------------------
Williams Companies, Inc. (The)           149,700     5,613,750
--------------------------------------------------------------
                                                    26,354,549
--------------------------------------------------------------

OIL & GAS (SERVICES)-0.22%

TPC Corp.(a)                              60,000       540,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES       VALUE

REAL ESTATE-0.57%

Cali Realty Corp.                         45,000  $  1,389,375
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-2.30%

Crescent Real Estate Equities, Inc.       15,500       817,625
--------------------------------------------------------------
Meditrust Corp.                           24,400       976,000
--------------------------------------------------------------
OMEGA Healthcare Investors, Inc.          32,000     1,064,000
--------------------------------------------------------------
Patriot American Hospitality, Inc.        30,400     1,311,000
--------------------------------------------------------------
Public Storage, Inc.                      27,000       837,000
--------------------------------------------------------------
Starwood Lodging Trust                    11,000       606,375
--------------------------------------------------------------
                                                     5,612,000
--------------------------------------------------------------

TELECOMMUNICATIONS-4.70%

ADC Telecommunications, Inc.(a)           56,600     1,761,675
--------------------------------------------------------------
AT&T Corp.                                27,000     1,174,500
--------------------------------------------------------------
CellNet Data Systems Inc.(a)              42,000       614,250
--------------------------------------------------------------
Frontier Corp.                            80,000     1,810,000
--------------------------------------------------------------
Lucent Technologies, Inc.                 29,000     1,341,250
--------------------------------------------------------------
McLeod, Inc.-Class A(a)                   40,000     1,020,000
--------------------------------------------------------------
MFS Communications Company, Inc.(a)        1,343        73,193
--------------------------------------------------------------
Superior Telecom Inc.(a)                  45,000       916,875
--------------------------------------------------------------
Teleport Communications Group
  Inc.-Class A(a)                         25,000       762,500
--------------------------------------------------------------
360 Communications Co.(a)                 26,000       601,250
--------------------------------------------------------------
WorldCom, Inc.(a)                         52,534     1,369,167
--------------------------------------------------------------
                                                    11,444,660
--------------------------------------------------------------

TELEPHONE-9.69%

Ameritech Corp.                           75,200     4,559,000
--------------------------------------------------------------
BellSouth Corp.                          102,600     4,142,475
--------------------------------------------------------------
Century Telephone Enterprises             66,800     2,062,450
--------------------------------------------------------------
Cincinnati Bell, Inc.                    117,000     7,210,125
--------------------------------------------------------------
GTE Corp.                                 40,000     1,820,000
--------------------------------------------------------------
SBC Communications, Inc.                  73,500     3,803,625
--------------------------------------------------------------
                                                    23,597,675
--------------------------------------------------------------
    Total Domestic Common Stocks                   126,390,743
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-2.82%

ADVERTISING/BROADCASTING-0.34%

Time Warner Inc.-Series M,
  10.25% Conv. PIK Pfd                       806       862,913
--------------------------------------------------------------

ELECTRIC SERVICES-0.48%

Citizens Utilities Co.-$2.50 Conv.
  Pfd.                                    24,400     1,165,100
--------------------------------------------------------------

GAS UTILITY-0.66%

MCN Corp.-$2.01 Conv. Pfd. PRIDES         57,000     1,574,625
--------------------------------------------------------------

OIL & GAS (SERVICES)-0.29%

Enron Corp.-$1.36 Conv. Pfd.              30,000       720,000
--------------------------------------------------------------

TELECOMMUNICATIONS-0.88%

MFS Communications Company,
  Inc.-$2.68 Conv. Pfd.                   23,500     2,144,375
--------------------------------------------------------------

TELEPHONE-0.17%

Salomon Inc.-$3.48 Conv. Pfd.              6,700       403,675
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                               6,870,688
--------------------------------------------------------------

                                                     MARKET
                                        SHARES       VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-26.98%

ARGENTINA-0.79%

Central Costanera S.A.-Class B
  (Electric Power)                       475,200  $  1,454,403
--------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                             18,300       473,513
--------------------------------------------------------------
                                                     1,927,916
--------------------------------------------------------------

AUSTRALIA-0.19%

News Corp. Ltd.-$5.00 Conv. Pfd.(b)
  (Advertising/Broadcasting)
  (Acquired 11/04/96; Cost $500,000)       5,000       471,875
--------------------------------------------------------------

AUSTRIA-0.39%

Oesterreichische
  Elektrizitaetswirtschafts A.G.-
  Class A (Electric Power)                12,500       935,610
--------------------------------------------------------------

BRAZIL-1.03%

Eletricidade de Sao Paulo S.A.(a)
  (Electric Power)                         3,990       589,419
--------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  Telebras-ADR (Telecommunications)       25,000     1,912,500
--------------------------------------------------------------
                                                     2,501,919
--------------------------------------------------------------

CANADA-1.43%

Manitoba Telephone System(a)
  (Telecommunications)                    95,000       901,921
--------------------------------------------------------------
TELUS Corp. (Telecommunications)          95,000     1,380,632
--------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas
  Pipeline)                               71,900     1,204,325
--------------------------------------------------------------
                                                     3,486,878
--------------------------------------------------------------

CHILE-1.54%

Cia. de Telecomunicaciones de Chile
  S.A.-ADR (Telecommunications)           19,000     1,921,375
--------------------------------------------------------------
Empresa Nacional de Electricidad
  S.A.-ADR (Electric Power)               29,800       461,900
--------------------------------------------------------------
Enersis S.A.-ADR (Electric Power)         49,600     1,376,400
--------------------------------------------------------------
                                                     3,759,675
--------------------------------------------------------------

GERMANY-1.66%

Deutsche Telekom-ADR(a) (Telephone)       66,500     1,354,938
--------------------------------------------------------------
VEBA A.G. (Electric Power)                46,500     2,689,433
--------------------------------------------------------------
                                                     4,044,371
--------------------------------------------------------------

HONG KONG-0.24%

Asia Satellite Telecommunications
  Holdings Ltd.- ADR(a)
  (Telecommunications)                    24,800       579,700
--------------------------------------------------------------

INDONESIA-0.31%

PT Indosat-ADR (Telecommunications)       27,700       758,288
--------------------------------------------------------------

ISRAEL-0.78%

ECI Telecommunications Ltd. Designs
  (Computer Networking)                   33,200       705,500
--------------------------------------------------------------
Tadiran Telecommunications Ltd.
  (Telecommunications)                    40,000       895,000
--------------------------------------------------------------
TTI Team Telecom International
  Ltd.(a) (Telecommunications)            48,500       303,125
--------------------------------------------------------------
                                                     1,903,625
--------------------------------------------------------------

ITALY-1.37%

Telecom Italia Mobile S.p.A.
  (Telecommunications)                   578,300     1,465,764
--------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                   717,000     1,862,215
--------------------------------------------------------------
                                                     3,327,979
--------------------------------------------------------------

                                                     MARKET
                                        SHARES       VALUE

JAPAN-0.27%

Nippon Telegraph & Telephone
  (Telecommunications)                        85  $    644,418
--------------------------------------------------------------

NETHERLANDS-0.84%

Royal PTT Nederland N.V.-ADR
  (Telephone)                             54,170     2,051,689
--------------------------------------------------------------

NEW ZEALAND-1.42%

Telecom Corp. of New Zealand
  Ltd.-ADR (Telecommunications)           42,800     3,466,800
--------------------------------------------------------------

PERU-0.49%

Luz del Sur S.A.(a) (Electric Power)      32,000       578,000
--------------------------------------------------------------
Telefonica del Peru S.A.-ADR(b)
  (Telecommunications)                    33,000       622,875
--------------------------------------------------------------
                                                     1,200,875
--------------------------------------------------------------

PORTUGAL-0.88%

Portugal Telecom S.A.-ADR
  (Telecommunications)                    65,700     1,856,025
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A.(a) (Telecommunications)             4,600       286,350
--------------------------------------------------------------
                                                     2,142,375
--------------------------------------------------------------

SOUTH KOREA-0.36%

Korea Electric Power Corp.-ADR
  (Electric Power)                        42,600       873,300
--------------------------------------------------------------

SPAIN-3.13%

Autopistas Concesionaria Espanola
  S.A. (Engineering & Construction)       77,000     1,061,660
--------------------------------------------------------------
Empresa Nacional de Electricidad
  S.A.-ADR (Electric Power)               20,000     1,400,000
--------------------------------------------------------------
Iberdrola S.A. (Electric Power)          233,000     3,302,292
--------------------------------------------------------------
Telefonica de Espana-ADR
  (Telecommunications)                    26,800     1,855,900
--------------------------------------------------------------
                                                     7,619,852
--------------------------------------------------------------

SWEDEN-0.49%

Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                    39,500     1,192,406
--------------------------------------------------------------

UNITED KINGDOM-7.97%

British Sky Broadcasting Group
  PLC-ADR (Advertising/Broadcasting)      10,000       525,000
--------------------------------------------------------------
Hyder PLC (Water Supply)                  53,955       687,263
--------------------------------------------------------------
London Electricity PLC (Electric
  Power)                                 137,057     1,597,863
--------------------------------------------------------------
National Grid Group PLC (Electric
  Power)                                 102,537       343,430
--------------------------------------------------------------
National Power PLC (Electric Power)      175,000     1,466,078
--------------------------------------------------------------
National Power PLC-ADR (Electric
  Power)                                  40,000     1,355,000
--------------------------------------------------------------
Nynex CableComms Group-ADR(a)
  (Telecommunications)                    37,500       679,688
--------------------------------------------------------------
PowerGen PLC (Electrical Power)          209,500     2,060,185
--------------------------------------------------------------
PowerGen PLC-ADR (Electric Power)         40,900     1,615,550
--------------------------------------------------------------
Scottish Power PLC (Electrical
  Power)                                 201,550     1,218,899
--------------------------------------------------------------
Southern Electric PLC(a) (Electric
  Power)                                  67,200       916,416
--------------------------------------------------------------
United Utilities PLC (Water Supply)      197,100     2,096,952
--------------------------------------------------------------
Wessex Water PLC (Water Supply)          169,750     1,081,840
--------------------------------------------------------------
Yorkshire Electricity Group PLC
  (Electric Power)                       144,941     1,998,929
--------------------------------------------------------------
Yorkshire Water PLC (Water Supply)       145,800     1,760,990
--------------------------------------------------------------
                                                    19,404,083
--------------------------------------------------------------

                                                     MARKET
                                        SHARES       VALUE

VENEZUELA-1.40%

Cia. Anonima Nacional Telefonos de
  Venezuela(a) (Telephone)               121,400  $  3,414,375
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              65,708,009
--------------------------------------------------------------

                                       PRINCIPAL
                                          AMOUNT

DOMESTIC CONVERTIBLE BONDS-1.00%

CABLE TELEVISION-0.57%

International Cabletel Inc.,
  Conv. Sub. Notes, 7.00%, 06/15/08   $1,500,000     1,376,250
--------------------------------------------------------------

SEMICONDUCTORS-0.43%

Analog Devices,
  Conv. Sub. Notes, 3.50%, 12/01/00      750,000     1,047,660
--------------------------------------------------------------
    Total Domestic Convertible Bonds                 2,423,910
--------------------------------------------------------------

DOMESTIC NON-CONVERTIBLE BONDS-8.51%

ADVERTISING/BROADCASTING-1.28%

Comcast Corp.,
  Sr. Sub. Deb., 9.50%, 01/15/08         900,000       936,000
--------------------------------------------------------------
Time Warner, Inc.,
  Deb., 6.85%, 01/15/26                1,000,000       983,190
--------------------------------------------------------------
Time Warner, Inc.,
  Notes, 8.18%, 08/15/07               1,150,000     1,198,990
--------------------------------------------------------------
                                                     3,118,180
--------------------------------------------------------------

ELECTRIC POWER-2.10%

El Paso Electric Co.,
  First Mortgage Bonds, 8.90%,
  02/01/06                             1,425,000     1,488,455
--------------------------------------------------------------
Indiana Michigan Power,
  Deb., 9.82%, 12/07/22                3,021,728     3,645,775
--------------------------------------------------------------
                                                     5,134,230
--------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-1.02%

AES Corp.,
  Sr. Sub. Notes, 10.25%, 07/15/06       925,000       994,375
--------------------------------------------------------------
California Energy Co.,
  Disc. Notes, 10.25%, 01/15/04(c)     1,400,000     1,484,000
--------------------------------------------------------------
                                                     2,478,375
--------------------------------------------------------------

GAS DISTRIBUTION-0.42%

Ferrellgas Partners,
  Sr. Notes, 9.375%, 06/15/06          1,000,000     1,021,250
--------------------------------------------------------------

                                       PRINCIPAL     MARKET
                                          AMOUNT     VALUE

NATURAL GAS PIPELINE-2.48%

Enron Corp.,
  Sr. Sub. Deb., 6.75%, 07/01/05      $3,750,000  $  3,712,950
--------------------------------------------------------------
PanEnergy Corp.,
  Notes, 7.875%, 08/15/04              2,205,000     2,329,384
--------------------------------------------------------------
                                                     6,042,334
--------------------------------------------------------------

TELECOMMUNICATIONS-1.21%

AT&T Corp.,
  Sr. Notes, 7.75%, 03/01/07           1,850,000     1,961,315
--------------------------------------------------------------
TCI Communications Inc.,
  Sr. Notes, 8.00%, 08/01/05           1,000,000       980,440
--------------------------------------------------------------
                                                     2,941,755
--------------------------------------------------------------
    Total Domestic Non-Convertible
      Bonds                                         20,736,124
--------------------------------------------------------------

FOREIGN NON-CONVERTIBLE BONDS-4.63%

CANADA-4.63%(d)

Bell Canada (Telecommunications),
  Deb., 10.875%, 10/11/04              1,700,000     1,550,398
--------------------------------------------------------------
Bell Canada (Telecommunications),
  Deb., Series EW, 8.80%, 08/17/05       950,000       791,956
--------------------------------------------------------------
Canadian Oil Debco Inc.
  (Oil & Gas-Services), Deb.,
  11.00%, 10/31/00                     1,750,000     1,497,846
--------------------------------------------------------------
Ontario Hydro (Electric Power),
  Global Bonds,
  9.00%, 06/24/02                      2,500,000     2,097,422
--------------------------------------------------------------
Teleglobe Canada Inc.
  (Telecommunications),
  Deb., 8.35%, 06/20/03                2,400,000     1,934,477
--------------------------------------------------------------
Trans-Canada Pipelines
  (Oil & Gas-Services),
  Series MTN, 8.55%, 02/01/06          2,150,000     1,759,662
--------------------------------------------------------------
Trans-Canada Pipelines
  (Oil & Gas-Services),
  Series Q Deb., 10.625%, 10/20/09     1,750,000     1,639,323
--------------------------------------------------------------
    Total Foreign Non-Convertible
      Bonds                                         11,271,084
--------------------------------------------------------------

REPURCHASE AGREEMENT-1.67%(e)

UBS Securities Inc., 7.05%,
  01/02/97(f)                          4,071,574     4,071,574
--------------------------------------------------------------
TOTAL INVESTMENT SECURITIES-97.51%                 237,472,132
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.49%                  6,059,347
--------------------------------------------------------------
NET ASSETS-100.00%                                $243,531,479
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at December 31, 1996 was $471,875 which represented 0.21% of the Fund's net assets.

(c) Discounted bond at purchase. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.

(d) Foreign denominated security. Par value and coupon are denominated in Canadian dollars.

(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

(f) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government agency obligations, 0% to 9.50% due 01/01/98 to 12/15/26.

Abbreviations:

ADR    - American Depository Receipt     PIK    - Payment in Kind
Conv.  - Convertible                     PRIDES - Preferred Redeemable Increased
Deb.   - Debentures                      Dividend Equity Securities
MTN    - Medium Term Notes               Sr.    - Senior
Pfd.   - Preferred                       Sub.   - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996


ASSETS:

Investments, at market value (cost
  $186,366,979)                              $237,472,132
---------------------------------------------------------
Foreign currencies, at market value (cost
  $296,186)                                       300,364
---------------------------------------------------------
Receivables for:
  Investments sold                              5,994,069
---------------------------------------------------------
  Fund shares sold                                335,450
---------------------------------------------------------
  Dividends and interest                        1,284,171
---------------------------------------------------------
Investment for deferred compensation plan          15,551
---------------------------------------------------------
Other assets                                       15,665
---------------------------------------------------------
    Total assets                              245,417,402
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           922,062
---------------------------------------------------------
  Fund shares reacquired                          170,722
---------------------------------------------------------
  Dividends                                       288,972
---------------------------------------------------------
  Deferred compensation                            15,551
---------------------------------------------------------
Accrued advisory fees                             118,710
---------------------------------------------------------
Accrued administrative service fees                 7,045
---------------------------------------------------------
Accrued distribution fees                         196,866
---------------------------------------------------------
Accrued trustees' fees                              1,702
---------------------------------------------------------
Accrued transfer agent fees                        64,046
---------------------------------------------------------
Accrued operating expenses                        100,247
---------------------------------------------------------
    Total liabilities                           1,885,923
---------------------------------------------------------
Net assets applicable to shares outstanding  $243,531,479
=========================================================

NET ASSETS:

Class A                                      $164,001,056
=========================================================
Class B                                      $ 79,530,423
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        10,244,650
=========================================================
Class B                                         4,967,904
=========================================================
Class A:
  Net asset value and redemption price
    per share                                $      16.01
=========================================================
  Offering price per share:
    (Net asset value of $16.01 divided
      by 94.50%)                             $      16.94
=========================================================
Class B:
  Net asset value and offering price
    per share                                $      16.01
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Dividends (net of $490,882 foreign
withholding tax)                              $ 8,553,274
---------------------------------------------------------
Interest                                        2,922,874
---------------------------------------------------------
    Total investment income                    11,476,148
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,397,762
---------------------------------------------------------
Administrative service fees                        80,256
---------------------------------------------------------
Custodian fees                                     91,811
---------------------------------------------------------
Trustees' fees                                      7,354
---------------------------------------------------------
Distribution fees -- Class A                      409,087
---------------------------------------------------------
Distribution fees -- Class B                      759,491
---------------------------------------------------------
Transfer agent fees -- Class A                    334,220
---------------------------------------------------------
Transfer agent fees -- Class B                    185,241
---------------------------------------------------------
Other                                             147,813
---------------------------------------------------------
    Total expenses                              3,413,035
---------------------------------------------------------
Less: Expenses paid indirectly                     (3,909)
---------------------------------------------------------
    Net expenses                                3,409,126
---------------------------------------------------------
Net investment income                           8,067,022
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
   TRANSACTIONS:

Net realized gain from:

  Investment securities                         9,910,387
---------------------------------------------------------
  Foreign currency transactions                    31,633
---------------------------------------------------------
                                                9,942,020
---------------------------------------------------------
Unrealized appreciation of:
  Investment securities                        12,235,592
---------------------------------------------------------
  Foreign currencies                               12,071
---------------------------------------------------------
                                               12,247,663
---------------------------------------------------------
    Net gain from investment securities and
      foreign currencies                       22,189,683
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $30,256,705
=========================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996            1995

OPERATIONS:

  Net investment income                                       $  8,067,022    $  8,470,013
------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and
    foreign currencies                                           9,942,020         937,755
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                          12,247,663      42,939,910
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        30,256,705      52,347,678
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (6,101,120)     (6,295,577)
------------------------------------------------------------------------------------------
  Class B                                                       (2,294,587)     (1,690,557)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (21,359,001)    (12,765,899)
------------------------------------------------------------------------------------------
  Class B                                                        1,711,797      16,638,939
------------------------------------------------------------------------------------------
    Net increase in net assets                                   2,213,794      48,234,584
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          241,317,685     193,083,101
------------------------------------------------------------------------------------------
  End of period                                               $243,531,479    $241,317,685
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $201,870,971    $221,523,475
------------------------------------------------------------------------------------------
  Undistributed net investment income                              112,764         404,516
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and foreign currencies                (9,567,151)    (19,477,538)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          51,114,895      38,867,232
------------------------------------------------------------------------------------------
                                                              $243,531,479    $241,317,685
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Securities listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid and asked prices. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during the period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1996, undistributed net investment income was increased by $36,933, paid-in capital reduced by $5,300 and undistributed net realized gains increased by $31,633 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,488,489 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $80,256 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, AFS was paid $325,229 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $3,649 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $260 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $3,909 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $409,087 and $759,491, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $95,058 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $145,184 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,406 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $3,600,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $112,908,079 and $136,028,500, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $52,730,707
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,747,178)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $50,983,529
=========================================================

Cost of investments for tax purposes is $186,488,603.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                1996                      1995
                       -----------------------   -----------------------
                        SHARES        VALUE       SHARES        VALUE
                       ---------   -----------   ---------   -----------
Sold:
  Class A              2,473,508   $36,689,173   3,040,993   $39,908,471
------------------------------------------------------------------------
  Class B              1,424,455    21,097,067   2,223,714    29,286,592
------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                353,355     5,316,653     417,851     5,505,279
------------------------------------------------------------------------
  Class B                127,578     1,926,340     106,557     1,413,598
------------------------------------------------------------------------
Reacquired:
  Class A              (4,274,871) (63,364,827)  (4,470,353) (58,179,649)
------------------------------------------------------------------------
  Class B              (1,425,633) (21,311,610)  (1,083,006) (14,061,251)
------------------------------------------------------------------------
                       (1,321,608) $(19,647,204)   235,756   $ 3,873,040
========================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the eight-year period ended December 31, 1996 and the period January 18, 1988 (date operations commenced) through December 31, 1988 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                              CLASS A SHARES
                          -----------------------------------------------------------------------------------------------------
                            1996             1995          1994         1993       1992(a)       1991       1990         1989
                          --------         --------      --------     --------     --------     -------    -------      -------
Net asset value,
 beginning of period      $ 14.59          $  11.85      $  14.09     $  13.31     $  13.75     $ 12.45    $ 13.73      $ 10.99
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
Income from investment
 operations:
 Net investment income       0.55              0.55          0.59         0.60         0.67        0.70       0.66         0.77
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
 Net gains (losses) on
   securities (both
   realized and
   unrealized)               1.43              2.71         (2.20)        1.02         0.36        2.12      (1.10)        3.06
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
   Total from
     investment
     operations              1.98              3.26         (1.61)        1.62         1.03        2.82      (0.44)        3.83
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
Less distributions:
 Dividends from net
   investment income        (0.56)            (0.52)        (0.60)       (0.61)       (0.68)      (0.66)     (0.70)       (0.69)
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
 Distributions from net
   realized capital
   gains                       --                --            --        (0.23)       (0.79)      (0.86)     (0.14)       (0.40)
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
 Returns of capital            --                --         (0.03)          --           --          --         --           --
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
   Total distributions      (0.56)            (0.52)        (0.63)       (0.84)       (1.47)      (1.52)     (0.84)       (1.09)
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
Net asset value, end of
 period                   $ 16.01          $  14.59      $  11.85     $  14.09     $  13.31     $ 13.75    $ 12.45      $ 13.73
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Total return(b)             13.88%            28.07%       (11.57)%      12.32%        7.92%      23.65%     (2.98)%      36.11%
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $164,001         $170,624      $150,515     $200,016     $111,771     $91,939    $69,541      $58,307
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Ratio of expenses to
 average net assets           1.17%(c)(d)      1.21%         1.18%        1.16%        1.17%       1.23%      1.21%(e)     1.05%(e)
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Ratio of net investment
 income to average net
 assets                       3.62%(c)         4.20%         4.67%        4.21%        4.96%       5.36%      5.21%(f)     6.13%(f)
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Portfolio turnover rate        48%               88%          101%          76%         148%        169%       123%         115%
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Average broker
 commission rate(h)        $0.0460              N/A           N/A          N/A          N/A         N/A        N/A          N/A
=======================   ========         ========      ========     ========     ========     =======    =======      =======

                           CLASS A                              CLASS B
                           SHARES                               SHARES
                           -------         ----------------------------------------------------
                            1988             1996            1995          1994          1993
                           -------         -------         -------      ---------      ---------
Net asset value,
 beginning of period       $ 10.00         $ 14.60         $ 11.84        $ 14.08        $ 15.30
-----------------------    -------         -------         -------        -------        -------
Income from investment
 operations:
 Net investment income        0.82            0.42            0.44           0.47           0.17
-----------------------    -------         -------         -------        -------        -------
 Net gains (losses) on
   securities (both
   realized and
   unrealized)                0.83            1.44            2.73          (2.19)         (0.98)
-----------------------    -------         -------         -------        -------        -------
   Total from
     investment
     operations               1.65            1.86            3.17          (1.72)         (0.81)
-----------------------    -------         -------         -------        -------        -------
Less distributions:
 Dividends from net
   investment income         (0.66)          (0.45)          (0.41)         (0.49)         (0.17)
-----------------------    -------         -------         -------        -------        -------
 Distributions from net
   realized capital
   gains                        --              --              --             --          (0.24)
-----------------------    -------         -------         -------        -------        -------
 Returns of capital             --              --              --          (0.03)            --
-----------------------    -------         -------         -------        -------        -------
   Total distributions       (0.66)          (0.45)          (0.41)         (0.52)         (0.41)
-----------------------    -------         -------         -------        -------        -------
Net asset value, end of
 period                    $ 10.99         $ 16.01         $ 14.60        $ 11.84        $ 14.08
=======================    =======         =======         =======        =======        =======
Total return(b)              17.03%          12.98%          27.16%        (12.35)%        (5.32)%
=======================    =======         =======         =======        =======        =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)     $20,104         $79,530         $70,693        $42,568        $23,892
=======================    =======         =======         =======        =======        =======
Ratio of expenses to
 average net assets           1.22%(e)(g)     1.96%(c)(d)     1.97%          2.07%          1.99%(g)
=======================    =======         =======         =======        =======        =======
Ratio of net investment
 income to average net
 assets                       7.63%(f)(g)     2.83%(c)        3.44%          3.78%          3.38%(g)
=======================    =======         =======         =======        =======        =======
Portfolio turnover rate         87%             48%             88%           101%            76%
=======================    =======         =======         =======        =======        =======
Average broker
 commission rate(h)            N/A         $0.0460             N/A            N/A            N/A
=======================    =======         =======         =======        =======        =======

(a) The Fund changed investment advisors on June 30, 1992.

(b) Total returns do not deduct sales charges and for periods less than one year are not annualized.

(c) Ratios for Class A are based on average daily net assets of $163,634,721. Ratios for Class B are based on average daily net assets of $75,949,144.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(e) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.11% and 1.69% (annualized) for 1990-88, respectively.

(f) Ratios of net investment income to average net assets prior to reduction of advisory fees were 5.20%, 6.07% and 7.16% (annualized) for 1990-88, respectively.

(g) Annualized.

(h) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Global Utilities Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Global Utilities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Global Utilities Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

                                                             Trustees & Officers

BOARD OF TRUSTEES                       OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                        Charles T. Bauer                         11 Greenway Plaza
Chairman and Chief Executive Officer    Chairman                                 Suite 1919
A I M Management Group Inc.                                                      Houston, TX 77046
                                        Robert H. Graham
Bruce L. Crockett                       President                                INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                 John J. Arthur                           A I M Advisors, Inc.
COMSAT Corporation                      Senior Vice President and Treasurer      11 Greenway Plaza
                                                                                 Suite 1919
Owen Daly II                            Carol F. Relihan                         Houston, TX 77046
Director                                Senior Vice President and Secretary
Cortland Trust Inc.                                                              TRANSFER AGENT
                                        Gary T. Crum
Carl Frischling                         Senior Vice President                    A I M Fund Services, Inc.
Partner                                                                          P.O. Box 4739
Kramer, Levin, Naftalis & Frankel       Scott G. Lucas                           Houston, TX 77210-4739
                                        Senior Vice President
Robert H. Graham                                                                 CUSTODIAN
President and Chief Operating Officer   Dana R. Sutton
A I M Management Group Inc.             Vice President and Assistant Treasurer   State Street Bank & Trust Company
                                                                                 225 Franklin Street
John F. Kroeger                         Robert G. Alley                          Boston, MA 02110
Formerly Consultant                     Vice President
Wendell & Stockel Associates, Inc.                                               COUNSEL TO THE FUND
                                        Stuart W. Coco
Lewis F. Pennock                        Vice President                           Ballard Spahr
Attorney                                                                         Andrews & Ingersoll
                                        Melville B. Cox                          1735 Market Street
Ian W. Robinson                         Vice President                           Philadelphia, PA 19103
Consultant; Formerly Executive
Vice President and                      Karen Dunn Kelley                        COUNSEL TO THE TRUSTEES
Chief Financial Officer                 Vice President
Bell Atlantic Management                                                         Kramer, Levin, Naftalis & Frankel
Services, Inc.                          Jonathan C. Schoolar                     919 Third Avenue
                                        Vice President                           New York, NY 10022
Louis S. Sklar
Executive Vice President                P. Michelle Grace                        DISTRIBUTOR
Hines Interests                         Assistant Secretary
Limited Partnership                                                              A I M Distributors, Inc.
                                        David L. Kite                            11 Greenway Plaza
                                        Assistant Secretary                      Suite 1919 Houston, TX 77046

                                        Nancy L. Martin                          AUDITORS
                                        Assistant Secretary
                                                                                 KPMG Peat Marwick LLP
                                        Ofelia M. Mayo                           700 Louisiana
                                        Assistant Secretary                      NationsBank Bldg.
                                                                                 Houston, TX 77002
                                        Kathleen J. Pflueger
                                        Assistant Secretary

                                        Samuel D. Sirko
                                        Assistant Secretary

                                        Stephen I. Winer
                                        Assistant Secretary

                                        Mary J. Benson
                                        Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Utilities Fund Class A and Class B shares paid ordinary dividends in the amount of $0.56 and $0.452 per share, respectively, to shareholders during its tax year ended December 31, 1996. Of these amounts, 69,28% is eligible for the dividends received deduction for corporations. Missouri residents: During the Fund's tax year ended December 31, 1996, 0.68% of the Fund's income was derived from U.S. Treasury obligations.

                                                         THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                         AGGRESSIVE GROWTH
                                                         AIM Aggressive Growth Fund*
                                                         AIM Capital Development Fund
                                                         AIM Constellation Fund
                                                         AIM Global Aggressive Growth Fund

               [PHOTO OF                                 GROWTH
           11 Greenway Plaza                             AIM Blue Chip Fund
             APPEARS HERE]                               AIM Global Growth Fund
                                                         AIM Growth Fund
                                                         AIM International Equity Fund
                                                         AIM Value Fund
                                                         AIM Weingarten Fund

                                                         GROWTH AND INCOME
                                                         AIM Balanced Fund
                                                         AIM Charter Fund

                                                         INCOME AND GROWTH
                                                         AIM Global Utilities Fund

                                                         HIGH CURRENT INCOME
                                                         AIM High Yield Fund

                                                         CURRENT INCOME
                                                         AIM Global Income Fund
                                                         AIM Income Fund

                                                         CURRENT TAX-FREE INCOME
                                                         AIM Municipal Bond Fund
                                                         AIM Tax-Exempt Bond Fund of CT
                                                         AIM Tax-Free Intermediate Shares

                                                         CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                         AIM Intermediate Government Fund

                                                         HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                         AIM Limited Maturity Treasury Shares

A I M Management Group Inc. has provided                 STABILITY, LIQUIDITY, AND CURRENT INCOME
leadership in the mutual fund industry                   AIM Money Market Fund
since 1976 and manages approximately $70
billion in assets for more than 3.5                      STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
million shareholders, including                          AIM Tax-Exempt Cash Fund
individual investors, corporate clients,
and financial institutions as of                         *AIM Aggressive Growth Fund was closed to new
February 11, 1997. The AIM Family of                     investors on July 18, 1995. For more complete
Funds--Registered Trademark--is distributed              information about any AIM Fund(s), including
nationwide, and AIM today ranks among the                sales charges and expenses, ask your financial
nation's top 15 mutual fund companies in                 consultant or securities dealer for a free
assets under management, according to Lipper             prospectus(es). Please read the prospectus(es)
Analytical Services, Inc.                                carefully before you invest or send money.

                                                                                 ---------------
[AIM LOGO APPEARS HERE]                                                            BULK RATE
                                                                                   U.S. POSTAGE
A I M Distributors, Inc.                                                              PAID
11 Greenway Plaza, Suite 1919                                                      HOUSTON, TX
Houston, TX 77046                                                                Permit No. 1919
                                                                                 ---------------
